Oppenheimer Main Street® Growth & Income Fund/VA A Series of Oppenheimer Variable Account Founds

Oppenheimer Variable Account Funds—Oppenheimer Main Street® Growth & Income Fund/VA

Objective
Oppenheimer Main Street Growth & Income Fund/VA, one of a series of Oppenheimer Variable Account Funds, seeks high total return, which includes growth in the value of its shares, as well as current income from equity and debt securities.
Narrative by Charles Albers and Nikolaos Monoyios, Co-Portfolio Managers
Oppenheimer Main Street Growth & Income Fund/VA for the 12-month reporting period that ended December 31, 2000, provided a -8.78% annual total return.[1] This compares relatively favorably with the -9.10% annual total return provided by the Standard & Poor’s 500 Index, a popular measure of large-capitalization stock performance.
       We believe that the Fund performed as we might expect in a very difficult environment for U.S. stocks. Our investment approach, which combines state-of-the-art quantitative analysis with seasoned professional judgment, helped the Fund exceed the returns of the S&P 500 Index while significantly cushioning some of the market’s heightened volatility over the past fiscal year.
       When the 12-month period began on January 1, 2000, many investors had achieved short-term success by investing in stocks with plenty of forward momentum-often regardless of their earnings, valuations and other business fundamentals. As a result, many technology and Internet stocks reached lofty levels because of unrestrained investor enthusiasm. In March and April 2000, however, momentum investing suddenly fell out of favor when fundamental business considerations raised concerns that valuations had risen too far, too fast. As a result, prices of formerly high-flying Internet stocks began to decline to more reasonable valuations.
       At the start of the year, our models indicated that technology stock valuations were unsustainably high. Accordingly, we had reduced the Fund’s technology holdings to a percentage that was considerably less than the sector’s representation in the S&P 500 Index. Although this shift caused the Fund to miss some of the technology group’s advance in early 2000, it positioned the Fund to avoid the brunt of the sector’s downturn in March and April. In fact, as technology stock prices fell, we took advantage of the opportunity to increase the Fund’s holdings among the sector’s larger, better-established companies, raising its exposure to technology stocks to a level that was slightly greater than their representation in the S&P 500 Index. This greater level of exposure helped during the summer, when technology stocks rallied, but hurt performance toward the end of the year, when they once again declined.[2]
       Subsequent to the spring correction in the technology sector, investor sentiment had begun shifting to a preference for value-oriented stocks.
       Indeed, signs that U.S. economic growth might be slowing in response to the Fed’s previous interest-rate hikes sharpened investors’ focus on reasonably priced stocks with strong business fundamentals. A number of industry groups participated in this rally, including energy, healthcare and financial services.
       In these sectors, our quantitative models led us to individual stocks that, on average, provided relatively attractive returns. In the energy area, for example, the Fund received good performance from offshore drillers, major integrated oil companies and North American natural gas producers. All of these businesses benefited from rising energy prices over the past year.
On the other hand, while the Fund’s financial services holdings benefited from the economic slow-down later in the reporting period, the Fund held relatively few financial stocks relative to the benchmark. Similarly, while the Fund’s healthcare holdings performed quite well, these did not contribute substantially to overall performance because of the Fund’s relatively light exposure to the group.

Because the stock market can be volatile, the Fund’s performance may be subject to substantial short-term changes.
1. Includes changes in net asset value per share and does not include the charges associated with the separate account products which offer this Fund. Such performance would have been lower if such charges were taken into account.
2. The Fund’s portfolio is subject to change.
Oppenheimer Variable Account Funds—Oppenheimer Main Street® Growth & Income Fund/VA

Other strategic changes suggested by our statistical models early in the period included a gradual shift toward the higher end of the large-capitalization range. Later in the period, however, we began to move toward the lower end of that range. We made this change beginning in October because our models indicated potential weakness in the largest “mega-cap” stocks and better prospects for large- and mid-cap companies. Similarly anticipating the shift in investor sentiment, our models indicated better prospects for value than growth stocks during most of the year.
       Looking forward, the investment environment remains uncertain. In our view, the stock market’s future performance largely depends on the behavior of the U.S. economy and the Fed’s monetary policies. If the economy enters a recession, stock prices could decline further. If, however, the economy achieves a “soft landing” in which growth slows but remains positive, the stock market is likely to rise in the long term, in our view.
Regardless of which direction the economy moves, we intend to continue to employ and refine our quantitative models. Indeed, we strive to continually improve our investment process. Our models are currently telling us that large-cap and mid-cap stocks are likely to outperform mega-caps, and that maintaining a balance between growth and value may be the best way to weather market volatility and participate in areas of market strength. In our opinion, combining our models with our many years of portfolio management experience is an important part of what makes OppenheimerFunds The Right Way to Invest.
Management’s discussion of performance. During the fiscal year that ended December 31, 2000, Oppenheimer Main Street Growth & Income Fund/VA’s performance was strongly influenced by the reaction of its statistical models to changes in economic and market conditions, as well as shifts in investor sentiment. While growth stocks generally dominated the market in the first few months of the year, value-oriented stocks, including the energy group, drove the market and Fund’s returns during the remainder of the period. The Fund’s investments in technology stocks, which were an area of emphasis for parts of the reporting period, generally detracted from performance when the technology industry group declined in the spring and again in the fall. The Fund’s portfolio holdings, allocations and investment style are subject to change.
Oppenheimer Variable Account Funds—Oppenheimer Main Street® Growth & Income Fund/VA

Comparing the Fund’s performance to the market. The graph that follows shows the performance of a hypothetical $10,000 investment in the Fund.[1] Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graph assumes that all dividends and capital gains distributions were reinvested in additional shares.
       The Fund’s performance is compared to the performance of the S&P 500 Index, a broad-based index of equity securities widely regarded as a general measure of the performance of the U.S. equity securities market. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments in the index.

Because of ongoing market volatility, the Fund’s performance has been subject to substantial short-term fluctuations and current performance may be less than the results shown. For updates on the Fund’s performance, please call us at 1.800.981.2871.
The performance information in the graph for the S&P 500 Index begins on 6/30/95. The inception date of the Fund was 7/5/95.
Total returns and the ending account value in the graph show change in share value and include reinvestment of all dividends and capital gains distributions.
Past performance is not predictive of future performance.
1. Performance is not shown for the Fund’s Service Class shares, which were outstanding during less than half of this fiscal year.
2. The cumulative total return of Service Class shares of the Fund (not annualized) from inception on 7/13/00 to 12/31/00 was –11.61%.
Statement of Investments December 31, 2000

		Market Value
	Shares	See Note 1

Common Stocks-95.0%

Basic Materials-1.4%

Chemicals-0.6%

Air Products & Chemicals, Inc.	12,000	$ 492,000

Dow Chemical Co.	15,200	556,700

Du Pont (E.I.) de Nemours & Co.	71,500	3,454,344

Ecolab, Inc.	6,900	297,994

Engelhard Corp.	6,300	128,362

Union Carbide Corp.	20,500	1,103,156

Universal Corp.	3,500	122,500
		6,155,056

Metals-0.5% AK Steel Holding Corp.	16,700	146,125

Alcan Aluminium Ltd.	8,800	300,850

Alcoa, Inc.	107,800	3,611,300

Carpenter Technology Corp.	4,300	150,500

Inco Ltd.(1)	37,900	635,204

Reliance Steel & Aluminum Co.	7,500	185,625 5,029,604

Paper-0.3% Pactiv Corp.(1)	22,800	282,150

Rayonier, Inc.	8,000	318,500

Westvaco Corp.	7,000	204,312

Weyerhaeuser Co.	36,300	1,842,225 2,647,187

Capital Goods-8.9%

Aerospace/Defense-1.0% Boeing Co.	125,800	8,302,800

General Dynamics Corp.	12,000	936,000

Lockheed Martin Corp.	15,000	509,250 9,748,050

Electrical Equipment-4.3% Amphenol Corp., Cl. A(1)	4,800	188,100

AVX Corp.	68,900	1,128,237

Emerson Electric Co.	40,400	3,184,025

General Electric Co.	681,300	32,659,819

Integrated Device Technology, Inc.(1)	34,100	1,129,562

Kemet Corp.(1)	11,600	175,450

Molex, Inc., Cl. A	38,150	970,441

Powerwave Technologies, Inc.(1)	9,400	549,900

Rockwell International Corp.	25,600	1,219,200

SPX Corp.(1)	9,200	995,325

Symbol Technologies, Inc.	7,925	285,300

Technitrol, Inc.	2,900	119,262

Vishay Intertechnology, Inc.(1)	53,600	810,700 43,415,321
Statement of Investments (Continued)

		Market Value
	Shares	See Note 1

Industrial Services-0.2%

Forrester Research, Inc.(1)	7,400	$ 370,462

Miller (Herman), Inc.	18,300	526,125

Quanta Services, Inc.(1)	8,500	273,594

Robert Half International, Inc.(1)	15,400	408,100

Waste Connections, Inc.(1)	6,000	198,375 1,776,656

Manufacturing-3.4% American Standard Cos., Inc.(1)	75,000	3,698,437

Avery-Dennison Corp.	36,400	1,997,450

Ball Corp.	2,300	105,944

Bemis Co., Inc.	9,000	302,062

Cooper Industries, Inc.	13,900	638,531

Corning, Inc.	40,300	2,128,344

Deere & Co.	13,200	604,725

Dover Corp.	53,400	2,166,037

Honeywell International, Inc.	40,475	1,914,973

Illinois Tool Works, Inc.	17,800	1,060,212

Jabil Circuit, Inc.(1)	20,000	507,500

Mettler-Toledo International, Inc.(1)	6,000	326,250

Microchip Technology, Inc.(1)	12,050	264,347

Millipore Corp.	2,600	163,800

Minnesota Mining & Manufacturing Co.	31,900	3,843,950

Parker-Hannifin Corp.	7,600	335,350

Plexus Corp.(1)	9,000	273,516

Sanmina Corp.(1)	11,300	865,862

Solectron Corp.(1)	11,000	372,900

Tektronix, Inc.	35,200	1,185,800

Tyco International Ltd.	191,966	10,654,113

United Technologies Corp.	14,500	1,140,062 34,550,165

Communication Services-4.2%

Telecommunications: Long Distance-2.5% AT&T Corp.	397,800	6,886,912

Broadcom Corp., Cl. A(1)	14,900	1,251,600

BroadWing, Inc.	13,600	310,250

Brocade Communications Systems, Inc.(1)	17,600	1,615,900

Comverse Technology, Inc.(1)	6,200	673,475

Efficient Networks, Inc.(1)	6,500	92,625

Exodus Communications, Inc.(1)	18,900	378,000

Intermedia Communications, Inc.(1)(2)	1,230	8,399

Qwest Communications International, Inc.(1)	143,600	5,887,600

Sprint Corp. (Fon Group)	47,000	954,687

Telephone & Data Systems, Inc.	900	81,000

Time Warner Telecom, Inc., Cl. A(1)	4,000	253,750
Statement of Investments (Continued)

		Market Value
	Shares	See Note 1

Telecommunications: Long Distance (continued) Tollgrade Communications, Inc.(1)	4,900	$ 178,850

Verizon Communications	105,056	5,265,932

WorldCom, Inc.(1)	135,000	< u> 1,898,437 25,737,417

Telephone Utilities-1.5% BellSouth Corp.	183,800	7,524,312

SBC Communications, Inc.	160,500	7,663,875 15,188,187

Telecommunications: Wireless-0.2% Amdocs Ltd.(1)	27,000	1,788,750

AT&T Wireless Group	37,800	654,412 2,443,162

Consumer Cyclicals-6.9%

Autos & Housing-0.8% Bandag, Inc.	2,000	81,125

Centex Construction Products, Inc.	3,000	81,937

Delphi Automotive Systems Corp.	46,131	518,974

Ford Motor Co.	123,815	2,901,914

Fortune Brands, Inc.	6,700	201,000

General Motors Corp.	27,600	1,405,875

Johnson Controls, Inc.	6,700	348,400

Lafarge Corp.	8,100	191,362

Lear Corp.(1)	20,700	513,61 9

NVR, Inc.(1)	7,000	865,200

Ryland Group, Inc. (The)	10,500	427,875

Toll Brothers, Inc.(1)	10,000	408,750

Vulcan Materials Co.	5,000	239,375

Webb (Del E.) Corp.(1)	4,300	125,775 8,311,181

Consumer Services-0.2% Avis Group Holdings, Inc., Cl. A(1)	18,000	586,125

Dun & Bradstreet Corp.(1)	6,000	155,250

Moody’s Corp.	12,000	308,250

Omnicom Group, Inc.	9,900	820,462

TMP Worldwide, Inc.(1)	2,800	154,000

Vivendi Universal SA, Sponsored ADR(1)	3,280	214,225 2,238,312

Leisure & Entertainment-0.5% Brunswick Corp.	49,800	818,587

Harley-Davidson, Inc.	18,200	723,450

Marriott International, Inc., Cl. A	13,500	570,375

MGM Mirage, Inc.	30,648	863,890

Park Place Entertainment Corp.(1)	105,000	1,253,437

Starwood Hotels & Resorts Worldwide, Inc.	16,700	588,675 4,818,414
Statement of Investments (Continued)

		Market Value
	Shares	See Note 1

Media-1.7% Deluxe Corp.	2,200	$ 55,594

Dow Jones & Co., Inc.	15,400	872,025

Gannett Co., Inc.	46,200	2,913,487

Harland (John H.) Co.	10,000	141,250

Harte-Hanks, Inc.	11,000	260,562

Havas Advertising SA, ADR(1)	6,855	96,827

Interpublic Group of Cos., Inc.	23,700	1,008,731

Knight-Ridder, Inc.	14,800	841,750

McGraw-Hill, Inc.	15,400	902,825

New York Times Co., Cl. A	44,000	1,762,750

R.H. Donnelley Corp.(1)	11,200	272,300

Readers Digest Assn., Inc. (The), Cl. A	52,700	2,061,887

Time Warner, Inc.	73,320	3,830,237

Tribune Co.	12,000	507,000

USA Networks, Inc.(1)	70,000	1,360,625 16,887,850

Retail: General-2.0% Kohl’s Corp.(1)	22,300	1,360,300

May Department Stores Co.	32,300	1,057,825

Sears Roebuck & Co.	54,300	1,886,925

Wal-Mart Stores, Inc.	303,300	16,112,812 20,417,862

Retail: Specialty-1.3% Ann Taylor Stores Corp.(1)	13,900	346,631

Best Buy Co., Inc.(1)	46,700	1,380,569

BJ’s Wholesale Club, Inc.(1)	10,800	414,450

CDW Computer Centers, Inc.(1)	4,500	125,437

Home Depot, Inc.	134,000	6,122,125

Insight Enterprises, Inc.(1)	10,425	186,998

Intimate Brands, Inc., Cl. A	6,400	96,000

Limited, Inc. (The)	114,800	1,958,775

Payless ShoeSource, Inc.(1)	650	45,987

RadioShack Corp.	5,600	239,750

Ross Stores, Inc.	34,700	585,562

Tiffany & Co.	33,800	1,068,925

Zale Corp.(1)	31,900	927,094 13,498,303
Statement of Investments (Continued)

		Market Value
	Shares	See Note 1

Textile/Apparel & Home Furnishings-0.4% Jones Apparel Group, Inc.(1)	106,299	$ 3,421,499

Linens ’N Things, Inc.	5,000	138,125

Liz Claiborne, Inc.	16,700	695,137

Mohawk Industries, Inc.(1)	6,300	172,462

Shaw Industries, Inc.	3,200	60,600

Too, Inc.(1)	8,157	101,962 4,589,785

Consumer Staples-6.3%

Beverages-1.6% Anheuser-Busch Cos., Inc.	123,000	5,596,500

Coca-Cola Co. (The)	85,900	5,234,531

Constellation Brands, Inc., Cl. A(1)	2,700	158,625

PepsiCo, Inc.	107,800	5,342,837 16,332,493

Broadcasting-0.4% AT&T Corp./Liberty Media Corp., Cl. A(1)	181,400	2,460,237

Comcast Corp., Cl. A Special(1)	18,700	780,725

Gemstar-TV Guide International, Inc.(1)	22,000	1,014,750

ValueVision International, Inc., Cl. A(1)	2,900	36,612 4,292,324

Entertainment-1.3% Brinker International, Inc.(1)	18,000	760,500

Darden Restaurants, Inc.	28,800	658,800

Disney (Walt) Co.	164,600	4,763,112

P.F. Chang’s China Bistro, Inc.(1)	7,100	223,206

Ruby Tuesday, Inc.	38,400	585,600

Ryan’s Family Steak Houses, Inc.(1)	5,900	55,681

Viacom, Inc., Cl. B(1)	130,030	6,078,902

Wendy’s International, Inc.	14,000	367,500 13,493,301

Food-0.6% Agribrands International, Inc.(1)	7,900	422,650

ConAgra Foods, Inc.	54,200	1,409,200

Heinz (H.J.) Co.	28,800	1,366,200

Keebler Foods Co.	1,400	58,012

Ralston Purina Co.	12,000	313,500

Sysco Corp.	92,000	2,760,000 6,329,562
Statement of Investments (Continued)

		Market Value
	Shares	See Note 1

Food & Drug Retailers-0.6% Kroger Co.(1)	58,000	$ 1,569,625

Safeway, Inc.(1)	28,800	1,800,000

Walgreen Co.	61,000	2,550,562 5,920,187

Household Goods-0.6% Avon Products, Inc.	21,000	1,005,375

Clorox Co. (The)	10,000	355,000

Colgate-Palmolive Co.	24,600	1,587,930

Energizer Holdings, Inc.(1)	5,400	115,425

Kimberly-Clark Corp.	49,400	3,492,086 6,555,816

Tobacco-1.2% Philip Morris Cos., Inc.	180,300	7,933,200

R.J. Reynolds Tobacco Holdings, Inc.	89,300	4,353,375 12,286,575

Energy-16.7%

Energy Services-4.6% Baker Hughes, Inc.	23,300	968,406

BJ Services Co.(1)	16,400	1,129,550

Coastal Corp.	13,700	1,209,881

Cooper Cameron Corp.(1)	60,000	3,963,750

ENSCO International, Inc.	246,200	8,386,187

Exelon Corp.	77,324	5,428,918

Global Marine, Inc.(1)	206,700	5,865,112

Halliburton Co.	18,500	670,625

Nabors Industries, Inc.(1)	60,000	3,549,000

Noble Drilling Corp.(1)	91,900	3,991,906

R&B Falcon Corp.(1)	43,700	1,002,369

Santa Fe International Corp.	84,000	2,693,250

Schlumberger Ltd.	57,400	4,588,412

Smith International, Inc.(1)	16,600	1,237,737

Stolt Offshore SA, ADR(1)	177,300	1,905,975 46,591,078

Oil: Domestic-8.2% Amerada Hess Corp.	29,300	2,140,731

Apache Corp.	50,300	3,524,144

Brown (Tom), Inc.(1)	113,100	3,718,162

Cabot Oil & Gas Corp., Cl. A	21,000	654,937

Chevron Corp.	108,200	9,136,137
Statement of Investments (Continued)

		Market Value
	Shares	See Note 1

Oil: Domestic (continued) Chieftain International, Inc.(1)	86,100	$ 2,378,512

Conoco, Inc., Cl. A	19,200	549,600

Conoco, Inc., Cl. B	24,500	708,969

Devon Energy Corp.	66,200	4,036,214

EOG Resources, Inc.	102,900	5,627,344

Exxon Mobil Corp.	292,108	25,395,139

Frontier Oil Corp.(1)	105,200	723,250

Kerr-McGee Corp.	44,100	2,951,944

Murphy Oil Corp.	66,500	4,019,094

Newfield Exploration Co.(1)	39,700	1,883,269

Noble Affiliates, Inc.	24,000	1,104,000

Occidental Petroleum Corp.	52,000	1,261,000

Phillips Petroleum Co.	42,300	2,405,813

St. Mary Land & Exploration Co.	25,400	846,138

Stone Energy Corp.(1)	33,800	2,181,790

Tesoro Petroleum Corp.(1)	29,000	337,125

Texaco, Inc.	82,700	5,137,738

Tosco Corp.	40,800	1,384,650

USX-Marathon Group	4,000	111,000

Valero Energy Corp.	12,900	479,719 82,696,419

Oil: International-3.9% Anderson Exploration Ltd.(1)	202,679	4,594,687

Berkley Petroleum Corp.(1)	255,200	1,919,947

Canadian 88 Energy Corp.	580,000	1,552,330

Canadian Hunter Exploration Ltd.	24,400	667,670

Canadian Hunter Exploration Ltd.	78,500	2,148,036

Canadian Natural Resources Ltd.(1)	158,384	4,376,123

Encal Energy Ltd.(1)	121,900	864,338

Genesis Exploration Ltd.	334,000	2,757,390

Genoil, Inc.(1)	205,733	—

Husky Energy, Inc.(1)	59,429	589,542

Paramount Resources Ltd.	94,900	1,080,419

Precision Drilling Corp.(1)	7,000	262,938

Rio Alto Exploration Ltd.(1)	88,350	1,917,583

Royal Dutch Petroleum Co., NY Shares	185,100	11,210,119

Talisman Energy, Inc.(1)	128,000	4,742,477

Varco International, Inc.(1)	26,000	565,500 39,249,099
Statement of Investments (Continued)

		Market Value
	Shares	See Note 1

Financial-14.9%

Banks-3.7%
Bank of America Corp.	132,100	$ 6,060,088

Bank of New York Co., Inc. (The)	20,200	1,114,788

BB&T Corp.	14,700	548,494

Chase Manhattan Corp.	89,900	4,084,831

Comerica, Inc.	4,000	237,500

First Union Corp.	47,100	1,309,969

Firstar Corp.	64,700	1,504,275

FleetBoston Financial Corp.	117,000	4,394,813

KeyCorp	7,000	196,000

Mellon Financial Corp.	47,000	2,311,813

National City Corp.	6,900	198,375

Northern Trust Corp.	7,700	628,031

Old Kent Financial Corp.	14,385	629,344

PNC Financial Services Group	4,200	306,863

Prosperity Bancshares, Inc.	67,500	1,333,125

Silicon Valley Bancshares(1)	2,100	72,581

State Street Corp.	16,200	2,012,202

SunTrust Banks, Inc.	21,800	1,373,400

U.S. Bancorp	24,300	709,256

Wachovia Corp.	7,000	406,875

Wells Fargo Co.	142,400	7,929,900 37,362,523

Diversified Financial-7.0% American Express Co.	15,900	873,506

Bear Stearns Cos., Inc.	14,400	729,900

Capital One Financial Corp.	13,900	914,794

Citigroup, Inc.	516,566	26,377,151

Convergys Corp.(1)	17,600	797,500

Franklin Resources, Inc.	9,300	354,330

Goldman Sachs Group, Inc. (The)	56,600	6,052,663

Household International, Inc.	35,700	1,963,500

John Hancock Financial Services, Inc.	10,400	391,300

Lehman Brothers Holdings, Inc.	52,600	3,557,075

MBNA Corp.	68,500	2,530,219

Merrill Lynch & Co., Inc.	95,900	6,539,181

MGIC Investment Corp.	18,700	1,261,081

Morgan Stanley Dean Witter & Co.	124,600	9,874,550

PMI Group, Inc. (The)	54,100	3,661,894

Providian Financial Corp.	18,700	1,075,250

Schwab (Charles) Corp.	78,400	2,224,600

SEI Investments Co.	6,700	750,400

Stilwell Financial, Inc.	18,800	741,425

USA Education, Inc.	4,500	306,000 70,976,319
Statement of Investments (Continued)

		Market Value
	Shares	See Note 1

Insurance-3.5% AFLAC, Inc.	20,700	$ 1,494,281

Allmerica Financial Corp.	16,000	1,160,000

Allstate Corp.	48,600	2,117,138

American International Group, Inc.	136,066	13,411,005

Axa, Sponsored ADR	25,252	1,813,409

Chubb Corp.	23,100	1,998,150

Cigna Corp.	32,600	4,312,980

Cincinnati Financial Corp.	13,300	526,181

Hartford Financial Services Group, Inc.	25,300	1,786,813

Jefferson-Pilot Corp.	18,500	1,382,875

Lincoln National Corp.	24,400	1,154,425

MetLife, Inc.	62,600	2,191,000

Radian Group, Inc.	2,800	210,175

St. Paul Cos., Inc.	25,850	1,403,978 34,962,410

Savings & Loans-0.7% Dime Bancorp, Inc.	31,900	943,044

Golden State Bancorp, Inc.	67,000	2,106,313

Golden West Financial Corp.	11,000	742,500

Washington Mutual, Inc.	55,000	2,918,438 6,710,295

Healthcare-9.6%

Healthcare/Drugs-8.4% Alpharma, Inc., Cl. A	5,000	219,375

American Home Products Corp.	44,000	2,796,200

Amgen, Inc.(1)	84,000	5,370,750

Andrx Group(1)	29,600	1,713,100

Bristol-Myers Squibb Co.	31,500	2,329,031

Chiron Corp.(1)	36,400	1,619,800

COR Therapeutics, Inc.(1)	6,100	214,644

Forest Laboratories, Inc.(1)	12,000	1,594,500

Genentech, Inc.(1)	51,800	4,221,700

HCA-Healthcare Co. (The)(1)	74,500	3,278,745

Immunex Corp.(1)	54,100	2,197,813

Incyte Pharmaceuticals, Inc.(1)	4,200	104,475

Invitrogen Corp.(1)	8,550	738,506

IVAX Corp.(1)	53,200	2,037,560

Johnson & Johnson	66,400	6,976,150

Lilly (Eli) & Co.	45,200	4,206,425

Medimmune, Inc.(1)	7,900	376,731

Merck & Co., Inc.	161,800	15,148,525

Millennium Pharmaceuticals, Inc.(1)	8,800	544,500

Pfizer, Inc.	458,800	21,104,800
Statement of Investments (Continued)

		Market Value
	Shares	See Note 1

Healthcare/Drugs (continued)

Pharmacia Corp.	70,900	$ 4,324,900

Schering-Plough Corp.	32,000	1,816,000

Sepracor, Inc.(1)	4,900	392,613

UnitedHealth Group, Inc.	21,800	1,337,975 84,664,818

Healthcare/Supplies & Services-1.2% Alberto-Culver Co., Cl. B	2,000	85,625

Allergan, Inc.	6,100	590,556

Applera Corp./Applied Biosystems Group	11,600	1,091,125

Baxter International, Inc.	3,500	309,094

Biomet, Inc.	3,400	134,938

Cardinal Health, Inc.	17,600	1,753,400

Guidant Corp.(1)	7,100	382,956

Medtronic, Inc.	63,300	3,821,738

Oxford Health Plans, Inc.(1)	19,200	758,400

Quest Diagnostics, Inc.(1)	2,600	369,200

Techne Corp.(1)	6,600	238,013

Tenet Healthcare Corp.	12,100	537,694

Trigon Healthcare, Inc.(1)	19,500	1,517,344

Universal Health Services, Inc., Cl. B(1)	4,800	536,400 12,126,483

Technology-22.8%

Computer Hardware-5.9% 3Com Corp.(1)	121,800	1,035,300

Agilent Technologies, Inc.(1)	36,728	2,010,858

Cabletron Systems, Inc.(1)	29,200	439,825

Compaq Computer Corp.	168,300	2,532,915

Dell Computer Corp.(1)	277,600	4,840,650

Digital Lightwave, Inc.(1)	4,900	155,269

EMC Corp.(1)	165,700	11,019,050

Gateway, Inc.(1)	35,100	631,449

Hewlett-Packard Co.	238,600	7,530,813

International Business Machines Corp.	160,200	13,617,000

Juniper Networks, Inc.(1)	36,500	4,601,281

NCR Corp.(1)	7,100	348,788

Network Appliance, Inc.(1)	14,200	911,463

Redback Networks, Inc.(1)	18,500	758,500

SanDisk Corp.(1)	6,400	177,600

Sun Microsystems, Inc.(1)	345,500	9,630,813 60,241,574
Statement of Investments (Continued)

		Market Value
	Shares	See Note 1

Computer Services-1.1% Automatic Data Processing, Inc.	56,400	$ 3,570,825

CheckFree Corp.(1)	2,000	85,000

DST Systems, Inc.(1)	14,600	978,200

First Data Corp.	58,100	3,061,144

Palm, Inc.(1)	51,700	1,463,756

Paychex, Inc.	28,550	1,388,244

WebTrends Corp.(1)	4,800	138,900 10,686,069

Computer Software-5.9% Actuate Corp.(1)	18,400	351,900

Adobe Systems, Inc.(1)	48,100	2,798,819

Advent Software, Inc.(1)	7,700	308,481

America Online, Inc.(1)	42,000	1,461,600

Ariba, Inc.(1)	20,000	1,072,500

BEA Systems, Inc.(1)	11,000	740,438

BroadVision, Inc.(1)	52,500	620,156

Cadence Design Systems, Inc.(1)	41,500	1,141,250

Computer Associates International, Inc.	34,800	678,600

Computer Sciences Corp.	9,700	583,213

E.piphany, Inc.(1)	8,100	436,894

i2 Technologies, Inc.(1)	45,400	2,468,625

InfoSpace, Inc.(1)	20,000	176,875

Internet Security Systems, Inc.(1)	7,300	572,594

Interwoven, Inc.(1)	2,400	158,250

Macromedia, Inc.(1)	13,300	807,975

Mercury Interactive Corp.(1)	4,400	397,100

Micromuse, Inc.(1)	14,000	845,031

Microsoft Corp.(1)	293,300	12,721,888

Network Associates, Inc.(1)	6,000	25,125

Nuance Communications, Inc.(1)	1,200	51,750

Oracle Corp.(1)	601,200	17,472,375

Peoplesoft, Inc.(1)	12,000	446,250

Portal Software, Inc.(1)	19,500	152,953

Rational Software Corp.(1)	26,300	1,024,056

Siebel Systems, Inc.	40,600	2,745,575

Symantec Corp.(1)	15,500	517,313

TIBCO Software, Inc.(1)	25,100	1,203,231

VeriSign, Inc.	22,800	1,691,475

Veritas Software Corp.(1)	59,142	5,174,925

Vitria Technology, Inc.(1)	8,500	65,875

Wind River Systems, Inc.(1)	2,700	92,138

Yahoo!, Inc.(1)	12,000	360,750 59,365,980
Statement of Investments (Continued)

		Market Value
	Shares	See Note 1

Communications Equipment-3.6% ADC Telecommunications, Inc.(1)	84,700	$ 1,535,188

Advanced Fibre Communications, Inc.(1)	15,500	279,969

CIENA Corp.(1)	25,300	2,055,625

Cisco Systems, Inc.(1)	515,000	19,698,750

Extreme Networks, Inc.(1)	8,000	313,000

Lucent Technologies, Inc.	298,300	4,027,050

New Focus, Inc.(1)	6,300	218,925

Newport Corp.	14,600	1,147,697

Nortel Networks Corp.	145,000	4,649,063

Scientific-Atlanta, Inc.	21,100	687,069

Tellabs, Inc.(1)	25,800	1,457,700 36,070,036

Electronics-6.1% Altera Corp.(1)	54,300	1,428,769

Analog Devices, Inc.(1)	70,200	3,593,363

Applied Materials, Inc.(1)	128,500	4,907,094

Atmel Corp.(1)	195,200	2,269,200

Avnet, Inc.	6,000	129,000

Cymer, Inc.(1)	5,200	133,81 9

Intel Corp.	616,500	18,533,531

International Rectifier Corp.(1)	28,200	846,000

JDS Uniphase Corp.(1)	57,000	2,376,188

Lam Research Corp.(1)	30,000	435,000

Lattice Semiconductor Corp.(1)	53,700	986,738

Linear Technology Corp.	52,900	2,446,625

LSI Logic Corp.(1)	46,100	787,849

Maxim Integrated Products, Inc.(1)	43,600	2,084,625

Micrel, Inc.(1)	11,800	397,513

Micron Technology, Inc.(1)	60,200	2,137,100

Motorola, Inc.	85,400	1,729,350

NVIDIA Corp.(1)	14,200	465,272

PMC-Sierra, Inc.(1)	17,000	1,336,625

Power-One, Inc.(1)	15,400	605,413

QLogic Corp.(1)	9,000	693,000

SDL, Inc.(1)	15,600	2,311,725

Semtech Corp.(1)	7,500	165,469

Texas Instruments, Inc.	91,400	4,330,075

Thermo Electron Corp.(1)	3,900	116,025

TriQuint Semiconductor, Inc.(1)	30,900	1,349,944

Virata Corp.(1)	11,500	125,063

Vitesse Semiconductor Corp.(1)	11,700	647,156

Waters Corp.(1)	14,400	1,202,400

Xilinx, Inc.(1)	63,800	2,942,775 61,512,706
Statement of Investments (Continued)

		Market Value
	Shares	See Note 1

Photography-0.2% Eastman Kodak Co.	40,300	$ 1,586,813

Transportation-1.0%

Air Transportation-0.7% AMR Corp.(1)	16,800	658,350

Continental Airlines, Inc., Cl. B(1)	86,658	4,473,719

Delta Air Lines, Inc.	9,000	451,688

Southwest Airlines Co.	32,500	1,089,725 6,673,482

Railroads & Truckers-0.3% Union Pacific Corp.	36,700	1,862,525

XTRA Corp.(1)	18,600	892,800 2,755,325

Utilities-2.3%

Electric Utilities-1.5% AES Corp. (The)(1)	29,000	1,605,875

Allegheny Energy, Inc.	4,000	192,750

Ameren Corp.	13,300	615,956

Calpine Corp.(1)	34,400	1,550,150

Conectiv, Inc.	11,900	238,744

Dominion Resources, Inc.	9,700	649,900

DTE Energy Co.	7,000	272,563

Duke Energy Corp.	8,748	745,767

Energy East Corp.	17,100	336,656

Entergy Corp.	13,900	588,144

FirstEnergy Corp.	7,400	233,563

Florida Progress Corp.(1)	32,000	12,800

FPL Group, Inc.	4,100	294,175

IPALCO Enterprises, Inc.	10,000	241,875

Northeast Utilities Co.	10,400	252,200

PG&E Corp.	48,900	978,000

PPL Corp.	38,300	1,730,681

Public Service Enterprise Group, Inc.	55,300	2,688,963

Reliant Energy, Inc.	28,900	1,251,731

Southern Co.	18,900	628,425

TXU Corp.	5,000	221,563

Xcel Energy, Inc.	11,400	331,313 15,661,794
Statement of Investments (Continued)

		Market Value
	Shares	See Note 1

Gas Utilities-0.8% Dynegy, Inc.	22,300	$ 1,250,194

Enron Corp.	52,100	4,330,813

NICOR, Inc.	5,900	254,806

Questar Corp.	10,800	324,675

Sempra Energy	15,929	370,349

Williams Cos., Inc. (The)	42,900	1,713,319 8,244,156
Total Common Stocks (Cost $957,836,283)		960,800,149

	Principal Amount

Repurchase Agreements-5.7%

Repurchase agreement with Banc One Capital Markets, Inc., 5.75%, dated 12/29/00, to be repurchased at $57,711,848 on 1/2/01, collateralized by U.S. Treasury Bonds, 6.625%-11.25%, 2/15/15-2/15/27, with a value of $10,698,703 and U.S. Treasury Nts., 5%-7.875%, 1/31/01-8/15/07, with a value of $48,211,923 (Cost $57,675,000)	$57,675,000	57,675,000

Total Investments, at Value (Cost $1,015,511,283)	100.7%	1,018,475,149

Liabilities in Excess of Other Assets	(0.7)	(6,953,845)

Net Assets	100.0%	$1,011,521,304
1. Non-income-producing security. 2. Identifies issues considered to be illiquid or restricted-See Note 5 of Notes to Financial Statements.
See accompanying Notes to Financial Statements.
Statement of Assets and Liabilities December 31, 2000

Assets
Investments, at value (cost $1,015,511,283)-see accompanying statement	$1,018,475,149

Cash	2,041

Receivables and other assets: Investments sold	5,198,198
Shares of beneficial interest sold	1,601,853
Interest and dividends	688,695
Other	6,809
Total assets	1,025,972,745

Liabilities Payables and other liabilities: Investments purchased	14,214,593
Shares of beneficial interest redeemed	100,117
Trustees’ compensation	713
Distribution and service plan fees	336
Transfer and shareholder servicing agent fees	16
Other	135,666
Total liabilities	14,451,441

Net Assets	$1,011,521,304

Composition of Net Assets Par value of shares of beneficial interest	$ 47,580

Additional paid-in capital	1,038,092,435

Undistributed net investment income	5,513,216

Accumulated net realized loss on investments and foreign currency transactions	(35,094,830)

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	2,962,903
Net assets	$1,011,521,304

Net Asset Value Per Share Net asset value, redemption price per share and offering price per share (based on net assets of $1,009,823,321 and 47,500,016 shares of beneficial interest outstanding)	$21.26

Service shares Net asset value, redemption price per share and offering price per share (based on net assets of $1,697,983 and 79,944 shares of beneficial interest outstanding)	$21.24
See accompanying Notes to Financial Statements.
Statement of Operations For the Year Ended December 31, 2000

Investment Income Dividends (net of foreign withholding taxes of $77,260)	$ 7,312,656

Interest	4,145,819
Total income	11,458,475

Expenses Management fees	5,651,580

Distribution and service plan fees: Service shares	375

Trustees’ compensation	3,552

Transfer and shareholder servicing agent fees	1,930

Other	213,057
Total expenses	5,870,494

Net Investment Income	5,587,981

Realized and Unrealized Loss Net realized loss on: Investments	(33,503,117)
Foreign currency transactions	(60,961)
Net realized loss	(33,564,078)

Net change in unrealized depreciation on: Investments	(63,172,697)
Translation of assets and liabilities denominated in foreign currencies	(332,091)
Net change	(63,504,788)
Net realized and unrealized loss	(97,068,866)

Net Decrease in Net Assets Resulting from Operations	$(91,480,885)
See accompanying Notes to Financial Statements.
Statement of Changes in Net Assets (Continued)

	Year Ended December 31,
	2000	1999

Operations Net investment income	$ 5,587,981	$ 2,473,903

Net realized gain (loss)	(33,564,078)	35,804,975

Net change in unrealized appreciation (depreciation)	(63,504,788)	41,879,594
Net increase (decrease) in net assets resulting from operations	(91,480,885)	80,158,472

Dividends and/or Distributions to Shareholders Dividends from net investment income	(2,497,726)	(1,427,635)

Distributions from net realized gain	(32,976,915)	(2,405,256)

Beneficial Interest Transactions Net increase in net assets resulting from beneficial interest transactions: Non-Service shares	581,387,859	170,632,137
Service shares	1,777,939	—

Net Assets Total increase	456,210,272	246,957,718

Beginning of period	555,311,032	308,353,314
End of period (including undistributed net investment income of $5,513,216 and $2,471,016, respectively)	$1,011,521,304	$555,311,032
See accompanying Notes to Financial Statements.
Financial Highlights

	Year Ended December 31,
Non-Service shares	2000	1999	1998	1997	1996

Per Share Operating Data Net asset value, beginning of period	$24.63	$20.48	$20.58	$16.37	$12.51

Income (loss) from investment operations: Net investment income	.10	.11	.13	.19	.14

Net realized and unrealized gain (loss)	(2.14)	4.29	.92	4.91	3.91

Total income (loss) from investment operations	(2.04)	4.40	1.05	5.10	4.05

Dividends and/or distributions to shareholders: Dividends from net investment income	(.09)	(.09)	(.05)	(.17)	(.14)
Distributions from net realized gain	(1.24)	(.16)	(1.10)	(.72)	(.05)

Total dividends and/or distributions to shareholders	(1.33)	(.25)	(1.15)	(.89)	(.19)

Net asset value, end of period	$21.26	$24.63	$20.48	$20.58	$16.37

Total Return, at Net Asset Value(1)	(8.78)%	21.71%	4.70%	32.48%	32.51%

Ratios/Supplemental Data Net assets, end of period (in thousands)	$1,009,823	$555,311	$308,353	$155,368	$47,009

Average net assets (in thousands)	$ 809,662	$391,063	$234,306	$ 94,906	$21,562

Ratios to average net assets:(2) Net investment income	0.69%	0.63%	0.74%	1.15%	1.41%
Expenses	0.73%	0.78%	0.79%(3)	0.83%(3)	1.00%(3)

Portfolio turnover rate	63%	118%	86%	79%	113%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period.
Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
2. Annualized for periods of less than one full year.
3. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
See accompanying Notes to Financial Statements.
Financial Highlights(Continued)

Service shares	Period Ended December 31, 2000(1)

Per Share Operating Data Net asset value, beginning of period	$24.04

Income (loss) from investment operations: Net investment income	.02
Net realized and unrealized loss	(2.82)

Total loss from investment operations	(2.80)

Net asset value, end of period	$21.24

Total Return, at Net Asset Value(2)	(11.61)%

Ratios/Supplemental Data Net assets, end of period (in thousands)	$1,698

Average net assets (in thousands)	$ 543

Ratios to average net assets:(3) Net investment income	0.50%
Expenses	0.88%

Portfolio turnover rate	63%
1. For the period from July 13, 2000 (inception of offering) to December 31, 2000.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
3. Annualized for periods of less than one full year.
See accompanying Notes to Financial Statements.
Notes to Financial Statements

1. Significant Accounting Policies
Oppenheimer Main Street Growth & Income Fund/VA (the Fund) is a separate series of Oppenheimer Variable Account Funds (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s objective is to seek high total return (which includes growth in the value of its shares as well as current income) from equity and debt securities. The Trust’s investment advisor is OppenheimerFunds, Inc. (the Manager). The following is a summary of significant accounting policies consistently followed by the Fund.
The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan.

Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term “money market type” debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers to shareholders.
As of December 31, 2000, the Fund had available for federal income tax purposes an unused capital loss carryover as follows:
Expiring

2008	$28,801,633
Notes to Financial Statements (Continued)

1. Significant Accounting Policies (continued)
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 2000, amounts have been reclassified to reflect a decrease in paid-in capital of $25,494, a decrease in undistributed net investment income of $48,055, and a decrease in accumulated net realized loss on investments of $73,549. Net assets of the Fund were unaffected by the reclassifications.

Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

Other. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2. Shares of Beneficial Interest The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:
	Year Ended December 31, 2000(1)		Year Ended December 31, 1999
	Shares	Amount	Shares	Amount
Sold	27,605,948	$641,709,139	9,936,050	$224,240,741
Dividends and/or distributions reinvested	1,515,363	35,474,641	186,334	3,832,892
Redeemed	(4,166,298)	(95,795,921)	(2,632,085)	(57,441,496)
Net increase	24,955,013	$581,387,85 9	7,490,299	$170,632,137
Service shares Sold	79,978	$ 1,778,724	—	$ —
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	(34)	(785)	—	—
Net increase	79,944	$ 1,777,939	—	$ —
1. Service shares are for the period from July 13, 2000 (inception of offering) to December 31, 2000.
Notes to Financial Statements (Continued)

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended December 31, 2000, were $1,019,340,537 and $471,434,331, respectively.
As of December 31, 2000, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $1,018,131,697 was:
Gross unrealized appreciation	$ 114,161,929
Gross unrealized depreciation	(113,818,477)
Net unrealized appreciation	$ 343,452

4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Trust. The annual fees are 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million and 0.60% of average annual net assets over $800 million. The Fund’s management fee for the year ended December 31, 2000, was an annualized rate of 0.70%, before any waiver by the Manager if applicable.

Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, is the transfer agent for the Fund and is responsible for maintaining the shareholder registry and shareholder accounting records for the Fund. OFS provides these services for cost. Effective January 1, 2001, the Fund ended the for cost agreement and began paying OFS on a fee per account basis to provide these services.

Distribution and Service Plan for Service Shares. The Fund has adopted a distribution and service plan for Service shares to pay OppenheimerFunds Distributor, Inc., the Distributor, for distribution-related services for the Fund’s Service shares. Although the plan allows for payment to be made quarterly at an annual rate of up to 0.25% of the average annual net assets of Service shares of the Fund, that rate is currently reduced to 0.15%. The Board of Trustees may increase that rate to no more than 0.25% per annum, without notification in advance. The distributor currently uses all of those fees to compensate sponsor(s) of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. The impact of the service plan is to increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee.

5. Illiquid or Restricted Securities
As of December 31, 2000, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of December 31, 2000, was $8,399, which represents less than 0.01% of the Fund’s net assets, all of which is considered restricted. Information concerning restricted securities is as follows:
Security	Acquisition Date	Cost Per Unit	Valuation Per Unit as of December 31, 2000	Unrealized Depreciation

Stocks and Warrants Intermedia Communications, Inc.	9/29/98—	$12.51—
	12/29/98	21.54	$6.83	$9,635
Independent Auditors’ Report

To the Board of Trustees and Shareholders of Oppenheimer Main Street Growth & Income Fund/VA:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Main Street Growth & Income Fund/VA (which is a series of Oppenheimer Variable Account Funds), including the statement of investments, as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
       We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Main Street Growth & Income Fund/VA as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Denver, Colorado January 23, 2001
Shareholder Meeting(Unaudited)

On September 20, 2000, a shareholder meeting was held at which the following items and proposals were approved, as described in the Fund’s proxy statement for that meeting. The following is a report of the votes cast:
Proposal No. 1:
Election of Trustees
Nominee	For	Withheld/Abstain	Total

William L. Armstrong	525,148,434.513	12,998,236.894	538,146,671.407
Robert G. Avis	525,194,975.808	12,951,695.599	538,146,671.407
George C. Bowen	525,246,167.352	12,900,504.05 5	538,146,671.407
Edward L. Cameron	525,257,205.636	12,889,465.771	538,146,671.407
Jon S. Fossel	525,310,855.983	12,835,815.424	538,146,671.407
Sam Freedman	525,227,181.129	12,919,490.278	538,146,671.407
Raymond J. Kalinowski	524,816,532.104	13,330,139.303	538,146,671.407
C. Howard Kast	524,372,698.626	13,773,972.781	538,146,671.407
Robert M. Kirchner	524,456,936.182	13,689,735.225	538,146,671.407
Bridget A. Macaskill	525,301,814.052	12,844,857.355	538,146,671.407
F. William Marshall	525,238,164.224	12,908,507.183	538,146,671.407
James C. Swain	525,158,864.886	12,987,806.521	538,146,671.407

For	Against	Withheld/Abstain	Total
Proposal No. 2: Ratification of the selection of Deloitte & Touche LLP as independent auditors for the Fund for the fiscal year beginning January 1, 2001.
513,094,436.430	5,088,293.356	19,963,941.621	538,146,671.407
Proposal No. 3(a):
Approval to eliminate the fundamental policy for Oppenheimer Main Street Growth & Income Fund/VA on investing in the securities of companies for the purpose of exercising control of management.
32,318,295.044	1,724,945.951	1,751,896.603	35,795,137.598
Proposal No. 3(b):
Approval to eliminate the fundamental policy for Oppenheimer Main Street Growth & Income Fund/VA on purchasing the securities of issuers in which officers or trustees have an interest.
31,701,389.300	2,350,538.379	1,743,209.919	35,795,137.598
Proposal No. 3(c): Approval to eliminate the fundamental policy for Oppenheimer Main Street Growth & Income Fund/VA on investing in oil, gas or other mineral explorations or development programs.
32,385,375.320	1,537,176.985	1,872,585.293	35,795,137.598
Proposal No. 4: Approval to change four of the fundamental policies for Oppenheimer Main Street Growth & Income Fund/VA to permit the Fund to participate in an inter-fund lending arrangement.
32,220,530.329	1,675,856.248	1,898,751.021	35,795,137.598
Proposal No. 6: Approval of authorizing the Trustees to adopt an Amended and Restated Declaration of Trust.
487,784,405.554	19,090,438.484	31,271,827.369	538,146,671.407
Federal Income Tax Information(Unaudited)

In early 2001 shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2000. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
       Dividends and distributions of $1.3308 per share were paid to shareholders on March 17, 2000, of which $0.7460 was designated as a “capital gain distribution” for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).
       Dividends paid by the Fund during the fiscal year ended December 31, 2000, which are not designated as capital gain distributions should be multiplied by 100% to arrive at the net amount eligible for the corporate dividend-received deduction.
The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

Oppenheimer Main Street Growth & Income Fund/VA
A Series of Oppenheimer Variable Account Funds

Officers and Trustees	James C. Swain, Trustee and Chairman of the Board
Bridget A. Macaskill, Trustee and President
William L. Armstrong, Trustee
Robert G. Avis, Trustee
George C. Bowen, Trustee
Edward L. Cameron, Trustee
Jon S. Fossel, Trustee
Sam Freedman, Trustee
Raymond J. Kalinowski, Trustee
C. Howard Kast, Trustee
Robert M. Kirchner, Trustee
F. William Marshall, Trustee
Charles Albers, Vice President
Nikolaos Monoyios, Vice President
Andrew J. Donohue, Vice President and Secretary
Brian W. Wixted, Treasurer
Robert J. Bishop, Assistant Treasurer
Scott T. Farrar, Assistant Treasurer
Robert G. Zack, Assistant Secretary

Investment Advisor	OppenheimerFunds, Inc.

Transfer Agent	OppenheimerFunds Services

Custodian of Portfolio Securities	The Bank of New York

Independent Auditors	Deloitte & Touche LLP

Legal Counsel	Myer, Swanson, Adams & Wolf, P.C.

For more complete information about Oppenheimer Main Street Growth & Income Fund/VA, please refer to the Prospectus. To obtain a copy, call your financial advisor, or call OppenheimerFunds, Inc. at 1.800.981.2871.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

©Copyright 2001 OppenheimerFunds, Inc. All rights reserved.